AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made this 15th day of February 2006, by and among Cordia International Corp., a Nevada corporation ("Cordia"); Triamis Group Limited, a Hong Kong corporation ("Triamis"); and the persons listed in Exhibit A hereof who are the owners of record of all ownership interest of Triamis who execute and deliver the Agreement ("Triamis Stockholders"), based on the following:

Recitals

a)

Cordia is interested in acquiring Triamis in a stock and cash transaction. For purposes of this transaction, Cordia is forming a British Virgin Island Corporation to be named Cordia Holding Corp., which following the reorganization contemplated herein will own all of the issued and outstanding stock of Triamis.

b)

Triamis stockholders are interested in selling their interest in Triamis to Cordia in exchange for restricted common stock in Cordia Corporation, Cordia International Corp.’s Parent Company, and other funds to be delivered at closing.

c)

The parties intend for this Agreement to represent the terms and conditions of such reorganization, which Agreement the parties hereby adopt.

Agreement

Based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived herefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE I

EXCHANGE OF STOCK

1.01

Exchange of Interests.  On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.05 hereof), the Triamis Stockholders shall assign, transfer, and deliver to Cordia Holding Corp., free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, all of their respective ownership interest in Triamis (the “Triamis Shares”) owned by Triamis Stockholders which interests shall represent one hundred percent (100%) of the ownership interest in Triamis, and Cordia Holding Corp. will acquire such ownership interests on such date for the consideration set forth herein including the sum of two hundred thousand dollars (US$200,000) and an aggregate of two hundred thousand dollars ($200,000) of Cordia Corporation’s restricted common stock (“Cordia Common Stock”)with such value determined by the five day average of the high and low price of Cordia’s common stock as listed on a recognized market or exchange with such five day average covering the five days prior to closing this Agreement which is equal to $2.52.  Such shares of Cordia Common Stock shall be issued pro rata based on the percentage of ownership interest held and as set forth opposite the Triamis Stockholder’s respective names in Exhibit A.  All shares of Cordia Common Stock to be issued and delivered pursuant to this Agreement shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Cordia Common Stock which may occur between the date of the execution of this Agreement and the Closing Date.  In addition to the consideration set forth above, Cordia shall deliver to Triamis Stockholders and up to an additional one hundred thousand dollars (US$100,000) based on the achievement of those certain conditions set forth in exhibit “B” hereof.

1.02

Delivery of Certificates by Triamis Stockholders.  The transfer of Triamis Shares by the Triamis Stockholders shall be effected by the delivery to Cordia Holding Corp. at the Closing (as set forth in Section 1.05 hereof) of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures medallion guaranteed and with all necessary transfer taxes and other revenue stamps affixed and acquired at the Triamis Stockholders' expense.

1.03

Operation as Wholly-Owned Subsidiary.  After giving effect to the transaction contemplated hereby, Cordia Holding Corp. will own one hundred percent (100%) of the ownership interest of Triamis and Triamis will be a wholly-owned subsidiary of Cordia Holding Corp.operating under the name Triamis Group Limited.

1.04

Further Assurances.  At the Closing and from time to time thereafter, the Triamis Stockholders shall execute such additional instruments and take such other action as Cordia or Cordia Holding Corp. may reasonably request, without undue cost to the Triamis Stockholders in order to more effectively sell, transfer, and assign clear title and ownership in the Triamis Shares to Cordia Holding Corp. and Cordia.

1.05

Closing and Parties.  The Closing contemplated hereby shall be held at a mutually agreed upon time and place on or before February 15th , 2006, or on another date to be agreed to in writing by the parties (the “Closing Date”).  The Agreement may be closed at any time following approval by Cordia Holding Corp. and Cordia Directors as set forth in Section 4.02 hereof and the Triamis Stockholders as set forth in Section 5.02.  The Closing may be accomplished by wire, express mail, overnight courier, conference telephone call or as otherwise agreed to by the respective parties or their duly authorized representatives.

1.06

Closing Events.

(a)

Cordia Deliveries.  Subject to fulfillment or waiver of the conditions set forth in Article IV, Cordia shall deliver to Triamis at Closing all the following:

(i)

Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of Cordia executing this Agreement and any other document delivered pursuant hereto on behalf of Cordia;

(ii)

Copies of the resolutions of Cordia Corporation’s board of directors and shareholder minutes or consents authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary of Cordia as of the Closing Date;

(iii)

The certificate contemplated by Section 4.03, duly executed by a duly authorized officer of Cordia;

(iv)

The certificate contemplated by Section 4.04, dated the Closing Date, signed by a duly authorized officer of Cordia;

(v)

Certificates for shares of Cordia Common Stock in the names of the Triamis Stockholders or their respective designees and in the amounts set forth in Exhibit “A;” shall be issued and delivered no later than March 3, 2006 and

In addition to the above deliveries, Cordia shall take all steps and actions as Triamis and Triamis Stockholders may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

(b)

Triamis Deliveries.  Subject to fulfillment or waiver of the conditions set forth in Article V, Triamis and/or Triamis Stockholder’s shall deliver to Cordia at Closing all the following:

(i)

A certificate of good standing from the Registrar of Companies in Hong Kong, issued as of a date within thirty days prior to the Closing Date certifying that Triamis is in good standing as a corporation in Hong Kong;

(ii)

Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of Triamis executing this Agreement and any other document delivered pursuant hereto on behalf of Triamis;

(iii)

Copies of resolutions of the board of directors and of the stockholders of Triamis authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary of Triamis as of the Closing Date;

(iv)

The certificate contemplated by Section 5.03, executed by a duly authorized officer of Triamis; and

(v)

The certificate contemplated by Section 5.04, dated the Closing Date, signed by a duly authorized officer  of Triamis.

In addition to the above deliveries, Triamis shall take all steps and actions as Cordia may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

1.07.

Termination

(a)      This Agreement may be terminated by the board of directors of either Cordia or Triamis at any time prior to the Closing Date if:

(i)     There shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the reasonable judgment of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement;

(ii)     Any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the reasonable judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange;

           In the event of termination pursuant to this paragraph (a) of Section 1.07, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, preparation, and execution of this Agreement and the transactions contemplated hereby.

(b)     This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Cordia if (i)   Triamis shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Triamis contained herein shall be inaccurate in any material respect or (ii) Cordia determines that there has been or is likely to be any material adverse change in the financial or legal condition of Triamis.  In the event of termination pursuant to this paragraph (b) of this Section 1.07, no obligation, right, remedy, or liability shall arise hereunder. All parties shall bear their own costs incurred in connection with the negotiation, preparation, and execution of this Agreement and the transactions contemplated hereby.

(c)     This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Triamis if (i)  stockholders of Triamis owning more than five percent (5%) of the issued and outstanding shares of Triamis Shares perfect their dissenter's rights with respect to the approval of this Agreement and the transactions contemplated hereby, (ii)  Cordia shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Cordia contained herein shall be inaccurate in any material respect, or (iii) Triamis determines that there has been or is likely to be any adverse change in the financial or legal condition of Cordia.  In the event of termination pursuant to this paragraph (c) of this Section 1.07, no obligation, right, remedy, or liability shall arise hereunder.  All parties shall each bear their own costs incurred in connection with the negotiation, preparation, and execution of this Agreement and the transactions contemplated hereby.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF CORDIA

As an inducement to, and to obtain the reliance of Triamis, Cordia represents and warrants as follows:

a.1

Organization.

(a)

Cordia is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Cordia's articles of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

(b)

Cordia Holding Corp. will be formed under the laws of  British Virgin Islands and have the corporate power and be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Cordia Holding Corp.’s articles of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

2.02

Approval of Agreement.  Cordia has full power, authority, and legal right and have taken, or will take, all action required by law, their articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated.  The board of directors of Cordia has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Cordia shareholders and compliance with state and federal corporate and securities laws.

2.03

Capitalization.

The authorized capitalization of Cordia Corporation consists of 100,000,000 shares of common stock, $0.001 par value, of which 5,639,410 shares are issued and outstanding and 5,000,000 shares of preferred stock, par value $0.001 per share, 797,800 of which is issued and outstanding and designated “series A convertible preferred stock.”   The authorized capitalization of Cordia Holding Corp. will be 50,000 shares, $0.001 par value.  All issued and outstanding shares of Cordia Corporation are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person.  There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Cordia.

ARTICLE III

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF TRIAMIS

As an inducement to, and to obtain the reliance of, Cordia, Triamis and the Triamis Stockholders represents and warrants as follows:

3.01

Organization.  Triamis is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of Hong Kong and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition of Triamis.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Triamis’s articles of incorporation or bylaws, or other material agreement to which it is a party or by which it is bound.

3.02

Approval of Agreement.  Triamis has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated.  The board of directors of Triamis have authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Triamis Stockholders and compliance with state and federal corporate and securities laws.

3.03

Capitalization.  The authorized capitalization of Triamis consists of 10,000 shares of capital stock, par value HK$1.00 per share of which as of the date hereof 10,000 shares are issued and outstanding.  All issued and outstanding shares of Triamis are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person.  There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Triamis.

3.04

Financial Statements.

(a)

Included in Schedule 3.04 are the balance sheet and income statement of Triamis for the period from inception to December 31, 2005, the end of the Triamis’s most recently completed fiscal year end.

(b)

The financial statements delivered pursuant to Section 3.04(a) have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved and, when required to be audited, have been audited by a certified public accountants licensed to practice in the United States and before the Securities and Exchange Commission.  The audited financial statements have been presented in accordance with the requirements of Regulation S-X promulgated by the SEC regarding the form and content of and requirements for financial statements to be filed with the SEC.  The financial statements of Triamis present fairly, as of their respective dates, the financial position of Triamis.  Triamis did not have, as of the date of any such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of Triamis, in accordance with generally accepted accounting principles.  The statements of revenue and expenses and cash flows present fairly the financial position and result of operations of Triamis as of their respective dates and for the respective periods covered thereby.

(c)

The books and records, financial and otherwise, of Triamis are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of Triamis.  Triamis has maintained a system of internal accounting controls, under Triamis’s circumstances, sufficient to provide reasonable assurances that (i) transactions have been and are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

(d)

Triamis has filed or will have filed as of the Closing Date all tax returns required to be filed by it from inception to the Closing Date.  All such returns and reports are accurate and correct in all material respects.  Triamis has no material liabilities with respect to the payment of any federal, state, province, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the date of the most recent unaudited balance sheet of Triamis, except to the extent reflected on such balance sheet and adequately provided for, and all such dates and years and periods prior thereto and for which Triamis may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and to Triamis’s knowledge no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated.  Proper and accurate amounts of taxes have been withheld by or on behalf of Triamis with respect to all material compensation paid to employees of Triamis for all periods ending on or before the date hereof, and all deposits required with respect to compensation paid to such employees have been made, in complete compliance with the provisions of all material accrual or material arrangement for or payment of bonuses or special compensation applicable federal, state, province, county and local tax and other laws.  To Triamis’s knowledge, none of such income tax returns has been examined or is currently being examined by the appropriate taxing authorities, and no deficiency assessment or proposed adjustment of any such return is pending, proposed, or contemplated. Triamis has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse affect on Triamis, its financial condition, its business as presently conducted or proposed to be conducted, or any of its properties or material assets.  There are no tax liens upon any of the assets of Triamis.  There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Triamis.

3.05

Outstanding Warrants and Options.  Triamis has no issued warrants or options, calls, or commitments of any nature relating to the authorized and unissued Triamis Capital Stock.

3.06

Information.  The information concerning Triamis set forth in this Agreement and in the schedules delivered by Triamis pursuant hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  Triamis shall cause the schedules delivered by Triamis pursuant hereto to Cordia hereunder to be updated after the date hereof up to and including the Closing Date.

3.07

Absence of Certain Changes or Events.  Except as set forth in this Agreement since the date of the most recent Triamis balance sheet described in Section 3.04 and included in the information referred to in Section 3.06:

(a)

There has not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of Triamis or (ii) any damage, destruction, or loss to Triamis materially and adversely affecting the business, operations, properties, assets, or conditions of Triamis.

(b)

Triamis has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary and material considering the business of Triamis; (iv) made any material change in its method of accounting; (v) entered into any other material transactions other than those contemplated by this Agreement; (vi) made any of any kind or any severance or termination pay to any present or former officer or employee; or (vii)  made any material increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with their officers, directors, or employees;

(c)

Triamis has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Triamis balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights, or agreed to cancel, any material debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Triamis; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

(d)

To the best knowledge of Triamis, it has not become subject to any law or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of Triamis.

3.08

Title and Related Matters.  Except as provided herein or disclosed in the most recent Triamis balance sheet and the notes thereto, Triamis has good and marketable title to all of its properties, inventory, interests in properties, technology, whether patented or un-patented, and assets, which are reflected in the most recent Triamis balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens or claims not yet delinquent; and (ii) such imperfections of title and easements as do not, and will not, materially detract from, or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties. To the best knowledge of Triamis, its technology does not infringe on the copyright, patent, trade secret, know-how, or other proprietary right of any other person or entity and comprises all such rights necessary to permit the operation of the business of Triamis as now being conducted or as contemplated.

3.09

Litigation and Proceedings.   There are no material actions, suits, or proceedings pending or, to the knowledge of Triamis, threatened by or against Triamis or adversely affecting Triamis, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  Triamis does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

3.10

Material Contract Defaults.  Triamis is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Triamis, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Triamis has not taken adequate steps to prevent such a default from occurring.

3.11

No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Triamis is a party or to which any of its properties or operations are subject.

3.12

Governmental Authorizations.  Triamis has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement.  No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Triamis of this Agreement and the consummation by Triamis of the transactions contemplated hereby.  Triamis has obtained all necessary approval from the Peoples Republic of China, if required, and from Hong Kong necessary to consummate this Agreement and perform the intent of this Agreement.  The consummation of this Agreement will not affect any business operations or licenses of Triamis.

3.13

Compliance With Laws and Regulations.  Triamis has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Triamis or except to the extent that noncompliance would not result in the occurrence of any material liability for Triamis. To the best knowledge of Triamis, the consummation of this transaction will comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal security laws.

3.14

Subsidiary.  Triamis does not own, beneficially or of record, any equity securities in any other entity.

3.15

Triamis Schedules.  Triamis has delivered to Cordia the following schedules, which are collectively referred to as the "Triamis Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement, and instruments and Cordia as of such date, all certified by the chief executive officer of Triamis as complete, true, and accurate:

(a)

A schedule including copies of the articles of incorporation and bylaws of Triamis and all amendments thereto in effect as of the date of this Agreement;

(b)

A schedule containing copies of resolutions adopted by the board of directors of Triamis approving this Agreement and the transactions herein contemplated as referred to in Section 3.02;

(c)

A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Triamis since the most recent Triamis balance sheet, required to be provided pursuant to Section 3.04 hereof;

(d)

A schedule setting forth the financial statements required pursuant to Section 3.04 (a) hereof; and

(e)

A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Triamis Schedules by Sections 3.01 through 3.14.

Triamis shall cause the Triamis Schedules and the instruments delivered to Cordia hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date.  Such updated Triamis Schedules, certified in the same manner as the original Triamis Schedules, shall be delivered prior to and as a condition precedent to the obligation of Cordia to close.

ARTICLE IV

CONDITIONS PRECEDENT TO OBLIGATIONS OF TRIAMIS

The obligations of Triamis under this Agreement are subject to the satisfaction of Triamis, at or before the Closing Date, of the following conditions:

4.01

Employment Agreements.   Concurrent with the Closing Date or by February 24, 2006, Cordia or its subsidiaries shall enter into mutually agreeable employment agreements with Vikas Bhandari and Richie Nguyen.  These agreements will supersede and replace any and all existing agreements between Vikas Bhandari and Richie Nguyen and Triamis Group Limited, specifically the employment agreements dated May 30, 2005.  No liability shall be attributable to Triamis Group Limited or to Cordia and its affiliates for the termination of the pre-existing employment agreements. Mr. Bhandari will be hired to serve as Director of Operations for Cordia’s A-P Division.  Compensation will be HK $1,000,000 comprised of HK $750,000 as a base salary and a performance bonus baseline as identified in Exhibit B.  Mr. Nguyen will be hired to serve as Director of Sales and Business Development for Cordia’s A-P Division. Compensation will be HK $1,000,000 comprised of HK $750,000 as a base salary and a performance bonus baseline as identified in Exhibit B.

4.02

Board of Directors’ Approval.

Cordia shall call and hold a meeting of its directors, or obtain the written consent of its directors, to approve the transactions contemplated by this Agreement including the acquisition of Triamis through the issuance of Cordia Common Stock for all of the issued and outstanding Triamis Shares.

4.03

Accuracy of Representations.  The representations and warranties made by Cordia in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Cordia shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Cordia prior to or at the Closing.  Triamis shall be furnished with certificates, signed by duly authorized officers of Cordia and dated the Closing Date, to the foregoing effect.

4.04

Officer's Certificates.  Triamis shall have been furnished with certificates dated the Closing Date and signed by a duly authorized officer of Cordia to the effect that to such officers best knowledge no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Cordia threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, based on certificates of good standing, representations of government agencies, and Cordia's own documents and information, the certificate shall represent, to the best knowledge of the officer,  that:

(a)

This Agreement has been duly approved by Cordia's board of directors and has been duly executed and delivered in the name and on behalf of Cordia by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Cordia pursuant to a unanimous consent;

(b)

There have been no material adverse changes in Cordia up to and including the date of the certificate;

(c)

All conditions required by this Agreement have been met, satisfied, or performed by Cordia;

(d)

All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Cordia have been obtained and are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and

(e)

There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Cordia, wherein an unfavorable decision, ruling, or finding could have an adverse effect on the financial condition of Cordia, the operation of Cordia, or the acquisition and reorganization contemplated herein, or any agreement or instrument by which Cordia is bound or in any way contests the existence of Cordia.

4.05

No Material Adverse Change.  Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Cordia, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Cordia.

4.06

Other Items.  Triamis shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Triamis may reasonably request.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF CORDIA

The obligations of Cordia under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

5.01.

Stockholder Approval.  Triamis shall call and hold a meeting of its stockholders, or obtain through a majority written consent of its stockholders, whereby the stockholders of Triamis authorize and approve this Agreement and the transactions contemplated hereby.

5.02

Triamis  Stockholders.

Holders of all of the ownership interest of Triamis shall agree to this Agreement and the exchange of ownership interest as contemplated by this Agreement.

5.03

Governmental Approval.  Triamis shall have received, if required, such governmental approval from the Peoples Republic of China and Hong Kong as may be necessary to consummate this Agreement and its intent.  This approval, if required, shall relate to compliance with applicable corporate and securities laws.

5.04

Accuracy of Representations.  The representations and warranties made by Triamis and the Triamis Stockholders in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Triamis shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Triamis prior to or at the Closing.  Cordia shall be furnished with a certificate, signed by a duly authorized officer of Triamis and dated the Closing Date, to the foregoing effect.

5.05

Officer's Certificates.  Cordia shall have been furnished with certificates dated the Closing Date and signed by the duly authorized officer of Triamis to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Triamis, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, based on certificates of good standing, representations of government agencies, and Triamis's own documents, the certificate shall represent, to the best knowledge of the officer, that:

(a)

This Agreement has been duly approved by Triamis's board of directors and stockholders and has been duly executed and delivered in the name and on behalf of Triamis by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Triamis pursuant to a unanimous consent of its board of directors and a majority vote of its stockholders;

(b)

Except as provided or permitted herein, there have been no material adverse changes in Triamis up to and including the date of the certificate;

(c)

All authorizations, consents, approvals, registrations, and/or filing with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Triamis have been obtained and are in full force and effect or, if not required to have been obtained will be in full force and effect by such time as may be required; and

(d)

Except as otherwise disclosed in Schedule 3.09, there is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Triamis, wherein an unfavorable decision, ruling, or finding would have an adverse affect on the financial condition of Triamis, the operation of Triamis, or the acquisition and reorganization contemplated herein, or any material agreement or instrument by which Triamis is bound or would in any way contest the existence of Triamis.

5.06

No Material Adverse Change.  Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of Triamis, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause of create any material adverse change in the financial condition, business, or operations of Triamis.

5.07

Good Standing.  Cordia shall have received a certificate of good standing, or its equivalent, from the Registrar of Companies in Hong Kong, dated as of a date with thirty (30) days prior to the Closing Date, certifying that the Triamis is in good standing as a corporation in Hong Kong.

5.08

Other Items.  Cordia shall have received such further documents certificates, or instruments relating to the transactions contemplated hereby as Cordia may reasonably request.

ARTICLE VI

SPECIAL COVENANTS

6.01

Indemnification on Hong Kong Law.  Triamis and Triamis Stockholders shall indemnify Cordia to the effect that:

(a)

Triamis is a corporation duly incorporated, validly existing and in good standing under the laws of Hong Kong, and has all requisite corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted;

(b)

Triamis Stockholders’ ownership interests have been duly authorized, validly issued, fully paid, and are free and clear of any mortgage, pledge, lien, charge or encumbrance or other rights of third parties;

(c)

Triamis has the power and authority and has taken all action required by law, its certificate of incorporation, bylaws, and otherwise to consummate the transactions required by the Acquisition Agreement and the execution and consummation of the transaction’s contemplated under the Acquisition Documents do not violate any provision of Triamis’s certificate of incorporation or bylaws;

(d)

Conveyance and transfer of shares of Triamis to Cordia Holding Corp. and Cordia is allowable and was completed in compliance with the laws of Hong Kong and, if required, the People’s of Republic of China (the “PRC”), and does not violate any statute, rule or regulation of the Hong Kong or the PRC, so that Triamis has good and marketable title to all the properties and assets conveyed pursuant to the terms of this Agreements and will be able to carry on its business as now being conducted and contemplated;

(e)

there is no pending or threatened legal, administrative, arbitration or governmental proceeding to which Triamis or any officer, director of employee of Triamis, in his or her capacity as such, is a party, or any investigation of which Triamis or any officer, director or employee of Triamis in his or her capacity as such, is the subject, which either individually or in the aggregate would have any material adverse effect on the financial condition, business or results of operations of Triamis;

(f)

to the best of its knowledge, Triamis is not in violation of or default under any term or provision of its certificate of incorporation or bylaws;

(g)

the execution and delivery by Triamis and the Triamis Stockholders of this Agreement and the consummation by Triamis and the Triamis Stockholders of the transactions contemplated thereby and by those Ancillary Agreements to which they are parties or by which they are bound have been duly approved by its boards of directors and the Triamis Stockholders, and no other corporate approval or authorization is required for the execution and delivery, by Triamis and the Triamis Stockholders of the Acquisition Agreement and such Ancillary Agreements.  Triamis has full corporate power and lawful authority to consummate the transactions contemplated by the Acquisition Documents to which Triamis is a party or by which it is bound on the terms and conditions set forth therein, and no permit, consent, approval, authorization or other order of or filing with any PRC governmental authority is required in connection with such authorization, execution, delivery and consummation; and

(h)

the issuance and delivery of the shares of Cordia  Common Stock to the Triamis Stockholders pursuant to the terms of the Acquisition Agreement  will not violate any statute, rule or regulation of Hong Kong or the PRC, and does not require the permit, consent, approval, authorization or other order of or filing with any Hong Kong or PRC governmental authority.

If any of the events and items specified above shall prove to be incorrect, Triamis Stockholders shall agree to cancel and return to Cordia all shares issued under the terms of this Agreement and shall return all funds paid under the terms of this Agreement and shall immediately terminate the employment agreements entered into as a condition of this Agreement without any obligation of Cordia to pay any termination payments or other severance under the employment agreements.

6.02

Activities of Cordia and Triamis.

(a)

From and after the date of this Agreement until the Closing Date and except as set forth in the respective schedules to be delivered by Cordia and Triamis pursuant hereto or as permitted or contemplated by this Agreement, Cordia and Triamis will each:

(i)

Carry on its business in substantially the same manner as it has heretofore;

(ii)

Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iii)

Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(iv)

Use its best efforts to maintain and preserve it business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

(v)

Duly and timely file for all taxable periods ending on or prior to the Closing Date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and

(vi)

Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)

From and after the date of this Agreement and except as provided herein until the Closing Date, Cordia and Triamis will not:

(i)

Make any change in its articles of incorporation or bylaws;

(ii)

Enter into or amend any material contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business; and

(iii)

Enter into any agreement for the sale of Triamis or Cordia securities without the prior approval of the other party.

6.03

Access to Properties and Records.  Until the Closing Date, Triamis and Cordia will afford to the other party’s officers and authorized representatives full access to the properties, books, and records of the other party in order that each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Triamis or Cordia and will furnish the other party with such additional financial and other information as to the business and properties of Triamis or Cordia as each party shall from time to time reasonably request.

6.04

Indemnification by Triamis.  Triamis will indemnify and hold harmless Cordia and its directors and officers, and each person, if any, who controls Cordia within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Triamis expressly for use therein.  The indemnity agreement contained in this Section 6.03 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Cordia and shall survive the consummation of the transactions contemplated by this Agreement for a period of one year.

6.05

Indemnification by Cordia.  Cordia will indemnify and hold harmless Triamis, the Triamis Stockholders, Triamis's directors and officers, and each person, if any, who controls Triamis within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Cordia expressly for use therein.  The indemnity agreement contained in this Section 6.04 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Triamis and shall survive the consummation of the transactions contemplated by this Agreement for a period of one year.

6.06

The Acquisition of Cordia Common Stock.  Cordia and Triamis understand and agree that the consummation of this Agreement including the issuance of the Cordia Common Stock to Triamis in exchange for the Triamis Shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes.  Cordia and Triamis agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.

(a)

In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

(i)

The Triamis Stockholders acknowledge that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring Cordia Common Stock, and that this transaction involves certain risks.

(ii)

The Triamis Stockholders have received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated.

(iii)

Triamis Stockholders have such knowledge and experience in business and financial matters that they are capable of evaluating each business.

(iv)

The Triamis Stockholders have been provided with copies of all materials and information requested by them or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

(v)

All information which the Triamis Stockholders have provided to Cordia or their representatives concerning their suitability and intent to hold shares in Cordia following the transactions contemplated hereby is complete, accurate, and correct.

(vi)

The Triamis Stockholders have not offered or sold any securities of Cordia or interest in this Agreement and have no present intention of dividing the Cordia Common Stock or Triamis Shares to be received or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such stock or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(vii)

The Triamis Stockholders understand that the Cordia Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject Cordia Common Stock may, under certain circumstances, be inconsistent with this exemption and may make Triamis or Cordia an "underwriter", within the meaning of the Securities Act.  It is understood that the definition of "underwriter" focuses upon the concept of "distribution" and that any subsequent disposition of the subject Cordia Common Stock can only be effected in transactions which are not considered distributions.  Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising.  Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets.  These criteria are set forth specifically in rule 144 promulgated under the Securities Act, and, after two years after the date the Cordia Common Stock or Triamis Shares is fully paid for, as calculated in accordance with rule 144(d), sales of securities in reliance upon rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule.  After three years from the date the securities are fully  paid for, as calculated in accordance with rule 144(d), they can generally be sold without meeting those conditions, provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

(viii)

The Triamis Stockholders acknowledge that the shares of Cordia Common Stock , must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Cordia is not under any obligation to register the Cordia Common Stock under the Securities Act.  If rule 144 is available after one year and prior to two years following the date the shares are fully paid for, only routine sales of such Cordia Common Stock in limited amounts can be made in reliance upon rule 144 in accordance with the terms and conditions of that rule.  Cordia is not under any obligation to make rule 144 available except as set forth in this Agreement and in the event rule 144 is not available, compliance with Regulation A or some other disclosure exemption may be required before Triamis Stockholders can sell, transfer, or otherwise dispose of such Cordia Common Stock without registration under the Securities Act. Subject to compliance with federal and state securities laws, Cordia' registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Cordia Common Stock held by Triamis Stockholders and the certificates representing the Cordia Common  Stock will bear a legend in substantially the following form so restricting the sale of such securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

(ix)

Subject to compliance with federal and state securities laws, Cordia may refuse to register further transfers or resales of the Cordia Common Stock in the absence of compliance with rule 144 unless the Triamis Stockholders furnish Cordia with an opinion of counsel reasonably acceptable to Cordia stating that the transfer is proper.  Further, unless such opinion states that the shares of Cordia Common Stock are free of any restrictions under the Securities Act, Cordia may refuse to transfer the securities to any transferee who does not furnish in writing to Cordia the same representations and agree to the same conditions with respect to such Cordia Common Stock as set forth herein.  Cordia may also refuse to transfer the Cordia Common Stock if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

(b)

In connection with the transaction contemplated by this Agreement, Triamis and Cordia shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the Triamis Stockholders reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)

In order to more fully document reliance on the exemptions as provided herein, Triamis, the Triamis Stockholders, and Cordia shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as Cordia or Triamis and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

(d)

The Triamis Stockholders acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

6.07

Cordia’s Assets and Liabilities.  Immediately prior to the Closing Date, Cordia shall have a no material assets and no liabilities with all expenses related to this Agreement or otherwise having been paid.

6.08

Securities Filings.  Cordia shall be responsible for the preparation of a Form D, if required, and its filing with the Securities and Exchange Commission and Triamis will be responsible for any and all filings in any jurisdiction where its stockholders reside which would require a filing with a governmental agency as a result of the transactions contemplated in this Agreement.

ARTICLE VII

MISCELLANEOUS

7.01

Brokers.  Except as provided herein, Cordia and Triamis agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement.  Further, Cordia and Triamis each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied, from the actions of such party.

The covenants set forth in this section shall survive the Closing Date and the consummation of the transactions herein contemplated.

7.02

  No Representation Regarding Tax Treatment.  No representation or warranty is being made by any party to any other regarding the treatment of this transaction for federal or state income taxation.  Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

7.03

Governing Law.  This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Nevada.

7.04

Notices.  Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

If to Cordia or Cordia Holding Corp, to:                                                        If to Triamis, to:

Joel Dupré	Vikas Bhandari
Cordia Corp	No. T0024 of Room 1004
445 Hamilton Avenue, Suite 408	Jupiter St. Fortress Hill
White Plains, New York 10601	Hong Kong

or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

7.05

Attorney's Fees.  In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

7.06

Schedules; Knowledge.  Whenever in any section of this Agreement reference is made to information set forth in the schedules provided by Cordia or Triamis such reference is to information specifically set forth in such schedules and clearly marked to identify the section of this Agreement to which the information relates.  Whenever any representation is made to the “knowledge” of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

7.07

Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter hereof.  All previous agreements between the parties, whether written or oral, have been merged into this Agreement.  This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof.  There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

7.08

Survival; Termination.  The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

7.09

Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

7.10

Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

CORDIA INTERNATIONAL CORP.,

Triamis Group Limited

a Nevada Corporation

a Hong Kong Corporation

By:  /s/ Joel Dupré

By: /s/ Vikas Bhandari

      Joel Dupré, CEO

Vikas Bhandari, CEO